                        METROPOLITAN SERIES FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 6, 1998
                                      TO
                        PROSPECTUS DATED MARCH 3, 1997

  This supplements the information contained in the March 3, 1997 Prospectus and Statement of Additional Information and the Supplement dated August 1, 1997 and replaces the information contained in the September 12, 1997 Supplement of the Metropolitan Series Fund, Inc. You should keep this current Supplement to the Prospectus for future reference.

  1. On the top of page 26 of the Prospectus, the last five sentences of the run over paragraph which references the State Street Research Aggressive Growth Portfolio are deleted and replaced with the following:

    Commencing in February, 1998, Richard J. Jodka became portfolio manager for the State Street Research Aggressive Growth Portfolio. Mr. Jodka is currently Senior Vice President of State Street Research & Management Company. During the past five years he was an officer and portfolio manager with Frontier Capital Management and Putnam Investments, Inc. Mr. Jodka received a B.A. from Villanova University and an M.B.A. from Boston University.

  2. In addition, the first full paragraph on page 26 which references State Street Research (previously GFM) International Stock Portfolio and the sub-sub-investment manager, GFM International Investors, Inc., a Delaware Corporation (formerly GFM International Investors Ltd., an English Corporation) ("GFM") is revised in its entirety as follows:

    Ian R. Vose is primarily responsible for the day-to-day management of the State Street Research International Stock Portfolio and has been involved in managing the Portfolio since its inception in January 1992. Mr. Vose has held investment management positions with GFM since 1990 and is currently Senior Vice President and Chief Investment Officer of GFM. Mr. Vose uses a team approach on behalf of the Portfolio and has delegated purchase and sale authority for defined portions of the Portfolio to other officers or portfolio managers of GFM. The team is also assisted by a strategist who provides guidance on broad international considerations. Each team member has discretion over his or her portion of the Portfolio and each focuses on a different region of the world.

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                           New York, New York 10010

PROSP-SUPPLEMENT-3(0298)                               971024EK(exp1298)MLIC-LD